UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

U.S. Treasury Long-Term Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury securities were generally flat over the last six months as investors turned away from the safe haven of U.S. government debt and sought higher yields in riskier securities. However, in somewhat of a repeat of events in 2010, risk aversion spiked late in the period as evidence mounted that the economic recovery was faltering amid uneven consumer demand; festering problems in the housing market; and unease about raising the federal debt ceiling, which requires congressional approval. The Japanese economic slowdown as well as persistent debt challenges in Europe also heightened risk aversion. Longer-dated Treasury yields declined sharply, while subdued inflation was among the factors that kept short-term Treasury yields at low levels.

ECONOMY AND INTEREST RATES

As 2010 came to a close, U.S. economic growth appeared to regain momentum with the assistance of additional monetary and fiscal stimulus. The Federal Reserve held short-term interest rates near 0% and began a second program of quantitative easing, in which the central bank agreed to purchase $600 billion of longer-term Treasury bonds by mid-2011. The government extended tax cuts for two years that were set to expire at the end of 2010. Business activity expanded in this accommodative environment, and consumer income and spending grew steadily. Private employers added to payrolls, which helped to reduce an elevated national unemployment rate.

Nonetheless, the U.S. economy slowed a bit in the first quarter. The Commerce Department estimated that gross domestic product grew by only 1.8% —well below its 3.1% pace in the previous quarter. Meanwhile, darker clouds emerged overseas. Negative events continued to unfold in the ongoing European sovereign debt crisis, with a worsening outlook for Greece, Ireland, and Portugal. In what became known as the “Arab Spring,” political uprisings quickly spread across a wide swath of the Middle East and North Africa (MENA) region. Fears of supply disruptions in the oil-rich region caused crude prices to surge above $100 per barrel, taking a bite out of consumers’ purchasing power. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

While major stock indexes have pushed higher on improved corporate earnings, increased merger and acquisition (M&A) activity, and a pickup in manufacturing, economic growth remains at a pace that has done little to dent the unemployment rate, which remains above 9%. Core inflation, which excludes volatile energy and food prices, has been well below the Fed’s comfort zone of about 2.5% a year. Inflation is projected to be about 1.5% in 2011. The central bank is unlikely to start raising short-term rates, currently in a 0.00% to 0.25% range, until clear signs emerge that core inflation is accelerating and unemployment is receding. Fed Chairman Ben Bernanke has suggested that such a scenario could be many months away. Nonetheless, the Fed appeared unlikely to introduce additional quantitative easing measures after the completion of the Treasury purchase program. Rather, it is widely expected to maintain its large balance sheet to foster economic growth.

As shown in the Interest Rate Levels graph on page 1, intermediate- and long-term U.S. Treasury yields rose at the beginning of our six-month reporting period, reflecting signs of economic improvement and heavy new issuance by the Treasury Department. However, they fell sharply late in the period as economic conditions worsened. Short-term yields were generally flat for most of the period but fell at the end of the fiscal year. With limited room for short-term rates to decline further, the Treasury yield curve—which illustrates the relationship between the yields and maturities of government securities—remained steep.

MARKET NEWS

Longer-term Treasury securities generated decent gains during the last fiscal year even as the economic recovery gained traction amid improvements in manufacturing, consumer spending, and corporate earnings. Stock indexes moved considerably higher during the period, as investors piled into riskier assets. But the undercurrents of a still-weak economy were evident, as a series of events appeared to unhinge favorable growth prospects. The sudden rise in energy costs resulting from turmoil in the MENA region dampened consumer sentiment. The housing sector remained on life support some three years after the financial crisis. Persistent worries about the European debt crisis caused risk appetite to flag. The aftermath of the Japan earthquake also came into sharper focus and delivered an unwelcome slap to the U.S. automotive industry, which produces about two-thirds of Japanese vehicles. As the period drew to a close, risk appetite receded and Treasury yields, which had been on the rise, plunged as the relative safety of government bonds became more alluring.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% in the 6- and 12-month periods ended May 31, 2011, in line with its Lipper benchmark. Treasury bill yields have remained at such low levels that it has been impossible to buy eligible investments within the money fund’s investment horizon that produce income sufficient to offset the fund’s expenses. As a result, T. Rowe Price continues to waive part of its management fee as needed to support the fund’s yield.

The Federal Reserve’s highly accommodative interest rate policy has nearly succeeded in driving Treasury money market rates to 0.00%. This extraordinary period of record-low rates since December 2008 appears likely to continue well into 2012. While borrowers clearly benefit from low rates, investor returns have been squeezed to near nothing. Several factors have come into play over the past six months to drive Treasury rates lower, including disappointing economic data, which have challenged the growth assumptions that had taken hold in the first part of 2011. With limits on the debt ceiling approaching, the U.S. Treasury has taken steps to extend its borrowing flexibility, including drawing down its Supplementary Financing Program, which removed almost $200 billion in Treasury bill supply from the market. Changes by the Federal Deposit Insurance Corporation (FDIC) in April made collateralized borrowing by U.S. banks less attractive, removing about $80 billion from the repurchase (repo) markets and further pressuring short rates.

With expectations that any rate increase would be further delayed and supply drastically diminished, Treasury rates have declined to unthinkable lows. One-month bills ended the period yielding 0.03%, down from 0.16% in December 2010. Three-month bills ended the period with virtually the same yield. Six-month bills yielded 0.09% compared with about 0.20% in December 2010. The one-year bill ended the period yielding only seven basis points higher, at 0.17% (100 basis points equals 1%). Treasury collateralized repo rates have trended lower and now average 0.05% to 0.08%, having occasionally slipped as low as 0.01%.

Our strategy will remain focused on the interest rate outlook. We don’t expect any relief in the Treasury bill market any time soon and expect that rate pressures will continue. We have maintained exposure to the FDIC’s Temporary Loan Guarantee Program, mostly in the form of floating rate debt. We are also maintaining a large position in overnight repos, which generally offer higher yields than most spots on the curve.

U.S. Treasury Intermediate Fund
Your fund returned 0.63% and 5.91% for the 6- and 12-month periods ended May 31, 2011, respectively. As shown in the Performance Comparison table, the fund outperformed the Lipper peer group average but lagged the Barclays Capital U.S. Treasury 4–10 Year Index in both periods. Fund returns in the six-month period reflected $0.08 of dividend income and a decrease of $0.15 in the net asset value (NAV), from $6.13 to $5.98.

Credit markets continued to improve in 2011 as default rates were low and corporations retained high levels of cash on their balance sheets. M&A and share buybacks increased during the period, but, from a debt perspective, the level of activity was not worrisome. The Fed continued buying Treasury securities, which also eased credit market conditions. However, risk aversion grew in May due to renewed concerns about flagging economic growth. Treasury yields, which had been trending higher earlier in the year, fell late in the period, as it became clear that the Fed would continue to keep the fed funds rate at a historically low level of 0.00% to 0.25%. Yields declined even in the wake of many factors that would typically result in higher yields: a higher budget deficit, better economic data, increased U.S. Treasury supply, improved investor risk appetite, and a shot across the bow from rating agencies on the possibility of downgrading U.S. debt. At the end of our reporting period, the 2-, 5-, and 10-year U.S. Treasury yields were 0.47%, 1.70%, and 3.06%, respectively.

Our exposure to Government National Mortgage Association (GNMA) bonds added value. We increased our allocation to the sector, anticipating that the bonds would outperform U.S. Treasuries because higher mortgage rates suppressed prepayment activity in the past several months. Foreign demand also remained healthy for these securities relative to conventional Fannie Mae and Freddie Mac debt securities. Our exposure to Treasury inflation protected securities (TIPS) added slightly to performance, as inflation expectations continued to increase during most of the period due to a positive growth outlook and a rise in commodity prices. However, we shaved our TIPS exposure to 5.4% from 7.4% due to concerns about rich valuations and the prospect of better yield opportunities in the mortgage sector.

We shortened the fund’s duration, or interest rate sensitivity, relative to the Barclays Capital benchmark based on rich valuations of U.S. Treasuries and the Fed’s eventual unwinding—or selling—of assets on its balance sheets. One of the first signals that the Fed is tightening will come when it stops reinvesting interest payments on its current holdings, which have expanded from approximately $800 billion to $2.8 trillion in the last three years. We believe tighter monetary measures are not likely until at least the spring of 2012.

U.S. Treasury Long-Term Fund

Your fund returned -0.20% and 4.93% in the 6- and 12-month periods ended May 31, 2011, respectively. As shown in the Performance Comparison table, the fund underperformed the Lipper peer group average for the six-month period but outperformed for the full year. It underperformed the Barclays Capital U.S. Treasury Long Index for both periods. Fund performance in the last six months reflected $0.22 of dividend income and a $0.44 decrease in the NAV, from $12.10 to $11.66.

As with the U.S. Treasury Intermediate Fund, we kept the fund’s duration, or interest rate sensitivity, relatively short versus the benchmark. While this weighed on results, we judged this strategy necessary due to the low rate environment in which Treasury valuations appear rich and risk-averse investors are seeking the safety of Treasuries. We increased our exposure to GNMA bonds, based on our view that the sector would outperform U.S. Treasuries as higher mortgage rates suppressed prepayment activity in the past several months. As we noted earlier, foreign demand also remained healthy for GNMAs relative to conventional Fannie Mae and Freddie Mac mortgage-backed securities. As with the U.S. Treasury Intermediate Fund, we also benefited from our allocation to TIPS and reduced our exposure to 3.0% from 4.5% by the end of the period.

OUTLOOK

The U.S. economy appeared to hit a soft patch on the long road to recovery that began nearly three years ago. While fears of a double-dip recession appear to be overblown, the mere fact that a potential downturn in economic activity is getting air time suggests that the country faces numerous headwinds. To be sure, many economic indicators—from manufacturing to private sector hiring—continue to improve. Consumer spending, while uneven, has strengthened, and wages have begun to rise. However, unemployment remains stubbornly high, the housing market has weakened again, and the European debt crisis continues to impede progress.

As if these pressures were not challenging enough, the political debate brewing this summer over whether or not to increase the country’s debt ceiling has led some to raise the remote prospect that political gamesmanship in Washington could lead to a payment default by the U.S. Treasury. That politicians might consider tactics with such far-reaching implications as a substitute for serious discussion aimed at addressing broader fiscal issues is simply beyond comprehension.

The Fed has held short-term rates at 0.00% to 0.25% for the past two and a half years. Low interest rates have not created housing demand or increased consumer borrowing. The Fed’s zero-bound interest rate policy will hinge on growth, unemployment, and inflation expectations. Over the longer term, we believe interest rates will rise and the yield curve will flatten when the market anticipates the removal of easy monetary policy.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

June 10, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital U.S. Treasury 4–10 Year Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Treasury Long Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in 10 years or more.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/11	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
U.S. Treasury Money Fund	0.01%	-0.29%	0.01%	1.81%	1.75%
U.S. Treasury Intermediate Fund	–	–	5.56	6.61	5.16
U.S. Treasury Long-Term Fund	–	–	6.71	6.43	5.87

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

U.S. Treasury Money Fund	0.45%
U.S. Treasury Intermediate Fund	0.52
U.S. Treasury Long-Term Fund	0.59

The expense ratio shown is as of the fund's fiscal year ended 5/31/10. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 7.3%		
U.S. Government Obligations 7.3%		
Government National Mortgage Assn.		
4.00%, 12/20/40	12,680	12,970
5.50%, 10/15/35 - 7/20/40	2,106	2,318
6.00%, 11/15/12 - 11/15/39	1,967	2,164
6.50%, 6/15/28 - 9/20/32	113	130
7.00%, 11/20/23 - 12/20/32	2,346	2,636
8.00%, 10/15/16 - 3/15/17	10	11
8.50%, 10/20/24 - 6/15/26	17	20
9.00%, 11/15/17 - 8/15/25	111	127
10.00%, 12/15/17 - 7/15/22	24	26
10.50%, 11/15/17 - 7/15/19	9	9
11.50%, 4/15/13 - 6/15/13	1	1
Government National Mortgage Assn., CMO, VR 4.994%, 3/16/30	1,145	1,259
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $20,979)		21,671
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 91.6%		
U.S. Treasury Obligations 91.6%		
U.S. Treasury Bonds, 3.50%, 2/15/39	30,220	26,702
U.S. Treasury Bonds, 3.875%, 8/15/40	19,000	17,884
U.S. Treasury Bonds, 4.375%, 2/15/38	22,000	22,746
U.S. Treasury Bonds, 4.375%, 11/15/39	4,800	4,934
U.S. Treasury Bonds, 4.375%, 5/15/40	25,400	26,087
U.S. Treasury Bonds, 4.50%, 5/15/38	3,750	3,952
U.S. Treasury Bonds, 4.50%, 8/15/39	18,365	19,286
U.S. Treasury Bonds, 4.625%, 2/15/40	22,450	24,046
U.S. Treasury Bonds, 4.75%, 2/15/37	23,590	25,897

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/11
Investment Income (Loss)	
Income	
Interest	$ 12,739
Dividend	5
Total income	12,744
Expenses	
Investment management	908
Shareholder servicing	575
Prospectus and shareholder reports	35
Custody and accounting	117
Registration	27
Legal and audit	20
Directors	6
Miscellaneous	12
Reductions of fees and expenses	
Investment management fees waived	(46)
Total Expenses	1,654
Net investment income	11,090
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	8,545
Futures	(608)
Net realized gain	7,937
Change in net unrealized gain (loss)	
Securities	(6,463)
Futures	218
Written options	(10)
Change in net unrealized loss	(6,255)
Net realized and unrealized gain	1,682
INCREASE IN NET ASSETS FROM OPERATIONS	$ 12,772

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks the highest level of income consistent with maximum credit protection.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the closing settlement prices. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 5% and 12% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options on futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. Call and put options on futures contracts give the holder the right, in return for a premium paid, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position as well as the accumulated balance in the writer’s futures margin account, which represents the difference between the futures contract price on the exercise date and the exercise price of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options and/or futures markets; trading restrictions imposed by an exchange; underlying futures prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates; and for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2011, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of U.S. government securities aggregated $147,735,000 and $127,893,000, respectively, for the year ended May 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010 were characterized for tax purposes as follows:

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or losses from certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. At May 31, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2014. Pursuant to this agreement, management fees in the amount of $46,000 were waived during the year ended May 31, 2011. Including these amounts, management fees waived in the amount of $112,000 remain subject to repayment at May 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2011, expenses incurred pursuant to these service agreements were $87,000 for Price Associates; $251,000 for T. Rowe Price Services, Inc.; and $106,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2011, the fund was allocated $44,000 of Spectrum Funds’ expenses, of which $31,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2011, approximately 21% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and
Shareholders of T. Rowe Price U.S. Treasury Long-Term Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Treasury Long-Term Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $1,496,000 from short-term capital gains,

• $3,984,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board noted that the individual fund fee is 0.00% and the fund is only paying the group fee. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was above the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1989	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
1992	Real Estate Advisors, L.P. (1992 to present); Director, General Growth
Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[129]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer, and
Director, T. Rowe Price International; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Treasury Funds	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Dimitri V. Grechenko, CFA (1963)	Vice President, T. Rowe Price; formerly Investment
Vice President	Analytics Specialist, Assistant Vice President,
Legg Mason Wood Walker, Inc. (to 2006)

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Investment Analyst, Morgan
Stanley’s Alternative Investment Partners Group
(to 2007)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,539,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011